UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 30, 2002

FACT CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-17232	84-0888594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number No.)

1530 9th Avenue S.E., Calgary, Alberta T2G 0T7
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 204-0260

________________________________________________________________________
(Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Amendments

Not Applicable

ITEM 5. Other Event and Regulation FD Disclosure

On August 30, 2002, FACT Corporation (the "Company") was approved for the listing of its Class A common stock on the Frankfurt Stock Exchange.

As of July 31, 2002, the Company had a total of 7,219,268 shares of its Class A common stock outstanding. The Company does not know as of this time how many shares will be presented for trading on the Frankfurt Exchange or if any market maker, brokerage house or other securities firms will attempt to make a market for the Company shares. Therefore, a consistent or viable market for the Company's Class A shares on the Frankfurt Exchange may never be established.

ITEM 6. Resignation of Registrants' Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

Not Applicable

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 30, 2002

FACT CORPORTION By: /s/ Jacqueline Danforth Name: Jacqueline Danforth Title: President